Exhibit 10.2

FOURTH AMENDMENT TO
AMENDED AND RESTATED BUSINESS LOAN AGREEMENT

This Fourth Amendment is dated as of September 30, 2026 and is by and between **SOLÉSENCE, INC.**, a Delaware corporation (F/K/A **NANOPHASE TECHNOLOGIES CORPORATION**) ("Borrower") in favor of **BEACHCORP, LLC**, a Delaware limited liability company ("Lender") and amends that certain Amended and Restated Business Loan Agreement dated as of January 28, 2022 between Borrower and Lender (as amended from time to time, the "Loan Agreement").

1. Section 7.1 is hereby amended by amending the definition of "Revolving Maturity Date" in its entirety to read as follows:

> "**Revolving Maturity Date.** The words "Revolving Maturity Date" mean May 31, 2028."

2. Borrower represents to the Lender that it has no defenses, setoffs, claims or counterclaims of any kind or nature whatsoever against Lender in connection with the Loan Agreement or any Related Documents (as defined therein (collectively with the Loan Agreement, the "Loan Documents"), and any amendments to said documents or any action taken or not taken by the Lender with respect thereto or with respect to the collateral. Without limiting the generality of the foregoing, Borrower hereby releases and forever discharges Lender, its affiliates, and each of its officers, managers, agents, employees, attorneys, insurers, successors and assigns, from any and all liabilities, or causes of action, known or unknown, arising out of any action or inaction with respect to the Loan Documents.

3. Except as modified hereby, the Loan Agreement is hereby ratified and affirmed in all respects.

SOLÉSENCE, INC.
(F/K/A NANOPHASE TECHNOLOGIES CORPORATION)

By: [signature]
Name: Laura Riffner
Title: Chief Financial Officer

BEACHCORP, LLC

By: [signature]
Bradford T. Whitmore
Manager

Acknowledged:

SOLÉSENCE, LLC

By: [signature]
Name: Laura Riffner
Title: Chief Financial Officer